Implementation of IFRS16 Leases	12 Months Ended
Dec. 31, 2019
Disclosure of implemenation of IFRS Leases [abstract]
Disclosure of implementation of IFRS 16 leases [text block]

23 Implementation of IFRS 16 Leases

This disclosure note presents the implementation impact of the new accounting standard IFRS 16 Leases, which was implemented by Equinor on 1 January 2019. Reference is made to note 22 Leases for lease related information required under IFRS 16 for the year 2019.

The new standard defines a lease as a contract that conveys the right to control the use of an identified asset for a period of time in exchange for consideration. In the financial statement of lessees, IFRS 16 requires recognition in the balance sheet for each contract that meets its definition of a lease as right-of-use (RoU) asset and a lease liability, while lease payments are reflected as interest expense and a reduction of lease liabilities. The RoU assets are depreciated over the shorter of each contract’s term and the assets useful life.

IFRS 16 has replaced IAS 17 Leases, under which only leases considered to be financing were capitalized while operating leases were expensed as incurred and reported as off-balance commitments.

Upon implementation of IFRS 16, the following main implementation and application policy choices were made by Equinor:

IFRS 16 transition choices

•IFRS 16 has been implemented according to the modified retrospective method, without restatement of prior periods’ reported figures, which are still presented in accordance with IAS 17.

•Contracts already classified either as leases under IAS 17 or as non-lease service arrangements have maintained their respective classifications upon the implementation of IFRS 16 (“grandfathering of contracts”).

•Leases for which the lease term ends within 12 months from 1 January 2019 were not reflected as lease liabilities under IFRS 16.

•RoU assets have for most contracts initially been reflected at an amount equal to the corresponding lease liability. Prior onerous contract provisions related to operating leases have been reversed and have reduced the value of the corresponding RoU asset recognized in the opening balance under IFRS 16.

IFRS 16 policy application choices

•Short term leases (12 months or less) and leases of low value assets are not reflected in the balance sheet but are expensed or (if appropriate) capitalised as incurred, depending on the activity in which the leased asset is used.

•Non-lease components within lease contracts will be accounted for separately for all underlying classes of assets and reflected in the relevant expense category or (if appropriate) capitalised as incurred, depending on the activity involved.

Impact of IFRS 16 on the Consolidated balance sheet

The implementation of IFRS 16 on 1 January 2019 has increased the Consolidated balance sheet by adding lease liabilities of USD 4.2 billion and RoU assets of USD 4.0 billion. The difference between the recognized lease liabilities and the right of use assets relates mainly to the derecognition of former onerous contract provisions which are now presented as impairment of RoU assets, and the recognition of financial sublease receivables. Equinor’s equity was not impacted by the implementation of IFRS 16. The following line items in the balance sheet have been impacted as a result of the new accounting standard:

	At 31 December	IFRS 16	At 1 January
(in USD million)	2018	Adjustments	2019
Property, plant and equipment	65,262	3,992	69,254
Prepayments and financial receivables	1,033	52	1,085
Total non-current assets		4,044
Trade and other receivables	8,998	45	9,043
Total current assets		45

Total assets		4,089

Non-current finance debt	23,264	3,159	26,423
Provisions	15,952	(105)	15,847
Total non-current liabilities		3,054
Trade and other payables and provisions	8,369	(34)	8,335
Current finance debt	2,463	1,069	3,532
Total current liabilities		1,035

Total liabilities		4,089

Including former finance leases, already recognized in the balance sheet under IAS 17, the lease liabilities and RoU assets at 1 January 2019 were USD 4.7 billion and USD 4.4 billion respectively.

The table below shows a maturity profile, based on undiscounted cash flows, for Equinor’s lease liabilities at 1 January 2019:

(in USD million)	2019	2020-2021	2022-2023	2024-2028	After 2028	Total
Lease payments	1,133	1,655	921	1,086	472	5,267

The weighted average incremental borrowing rate used when calculating lease liabilities at 1 January 2019 was 3.1%.

The table below shows the impact on the balance sheet at 31 December 2019 from the implementation of IFRS 16:

	At 31 December 2019
(in USD million)	IFRS as reported (IFRS 16)	IAS 17	Difference

Total non-current assets	93,285	89,546	3,738
Total current assets	24,778	24,750	29
Total assets	118,063	114,296	3,767

Total equity	41,159	41,235	(76)
Total non-current liabilities	57,346	54,565	2,781
Total current liabilities	19,557	18,496	1,061
Total equity and liabilities	118,063	114,296	3,767

Impact of IFRS 16 on the Consolidated statement of income

Under IFRS 16, lease costs consist of interest expense on the lease liability, presented within Interest expense and other financial expenses, and depreciation of right of use assets, presented within Depreciation, amortisation and net impairment losses.

For leases allocated to activities which are capitalised, the costs will continue to be expensed as before, through depreciation of the asset involved or through the subsequent expensing of capitalised exploration.

Lease costs recovered from licence partners on Equinor operated licences, when the lease liability is reported gross by Equinor, are presented within Revenues. Under IAS 17, these costs only reflected Equinor’s proportional share.

The table below shows the difference between the reported Consolidated statement of income under IFRS 16 and an estimated income statement for 2019 presented under the former principles of IAS 17:

	Full year 2019
(in USD million)	IFRS as reported (IFRS 16)	IAS 17	Difference

Total revenues and other income	64,357	64,127	230

Purchases [net of inventory variation]	(29,532)	(29,532)	0
Operating expenses	(9,660)	(10,179)	519
Selling, general and administrative expenses	(809)	(825)	16
Depreciation, amortisation and net impairment losses	(13,204)	(12,476)	(728)
Exploration expenses	(1,854)	(1,854)	(0)

Net operating income/(loss)	9,299	9,261	38

Net financial items	(7)	87	(94)

Income/(loss) before tax	9,292	9,348	(56)

Income tax	(7,441)	(7,421)	(20)

Net income/(loss)	1,851	1,927	(76)

Impact of IFRS 16 on the Consolidated statement of cash flows

In the cash flow statement, down-payment of lease liabilities are presented as a cash flow used in financing activities under IFRS 16, while interests are presented within cash flow used in operating activities. Under IAS 17, operating lease costs were presented within cash flows from operations or investing cash flows respectively, depending on whether the leased asset is used in operating activities or activities being capitalised.

In situations where Equinor is considered to have the primary responsibility for a lease liability, and consequently reflects the lease liability on a gross basis, any corresponding payments from partner recharges recognised as other revenue in the income statement will also be reported on a gross basis in the statement of cash flows, with the gross lease down-payments being recognised as a financing cash flow and the revenues from partners recognised within operating cash flows.

Consequently, cash flows from operating activities will increase, cash flow used in investing activities will decrease and cash flow used in financing activities will increase due to the implementation of IFRS 16.

The table below shows the difference between the reported cash flows under IFRS 16 and an estimate for how the cash flows for 2019 would have been presented under the former principles of IAS 17:

	Full year 2019
(in USD million)	IFRS as reported (IFRS 16)	IAS 17	Difference

Cash flows provided by operating activities	13,749	13,062	687
Cash flows used in investing activities	(10,594)	(11,003)	409
Cash flows provided by/(used in) financing activities	(5,496)	(4,400)	(1,096)
Net increase/(decrease) in cash and cash equivalents	(2,341)	(2,341)	0

Impact of IFRS 16 on the segment reporting

IFRS 16 has not changed how Equinor’s management monitors and follows up lease contracts used in its business operations. Therefore, the E&P segments as well as the MMP segment continue to be presented without reflecting IFRS 16 lease accounting, while all lease contracts are presented within the Other segment. In the E&P and MMP segments, the cost of leases is presented as operating expenses rather than depreciation and interests. A corresponding credit has been recognised in the Other segment to offset the lease costs recognised in the E&P and MMP segments.

Accounting interpretations and judgments related to the IFRS 16 application

IFRS 16 in general, as well as the policy application choices made, involve several accounting interpretations and the application of judgement impacts Equinor’s Consolidated financial statements. The accounting judgments and interpretations which most significantly affected the implementation of IFRS 16 in Equinor are summarised below.

Distinguishing operators and joint operations as lessees, including sublease considerations The most significant accounting judgment in Equinor’s application of IFRS 16 has been and remains distinguishing between the joint operation (licences) or the operator as the relevant lessee in upstream activity lease contracts, and consequently whether such contracts are to be reflected gross (100%) in the operator’s financial statements, or according to each joint operation partner’s proportionate share of the lease.

In the oil and gas industry, where activity frequently is carried out through joint arrangements or similar arrangements, the application of IFRS 16 requires evaluations of whether the joint arrangement or its operator is the lessee in each lease agreement.

In many cases where an operator is the sole signatory to a lease contract of an asset to be used in the activities of a specific joint operation, the operator does so implicitly or explicitly on behalf of the joint arrangement. In certain jurisdictions, and importantly for Equinor this includes the Norwegian continental shelf (NCS), the concessions granted by the authorities establish both a right and an obligation for the operator to enter into necessary agreements in the name of the joint operations (licences).

As is the customary norm in upstream activities operated through joint arrangements, the operator will manage the lease, pay the lessor, and subsequently re-bill the partners for their share of the lease costs. In each such instance, it is necessary to determine:

•Whether the operator is the sole lessee in the external lease arrangement, and if so, whether the billings to partners may represent sub-leases, or;

•Whether it is in fact the joint arrangement which is the lessee, with each participant accounting for its proportionate share of the lease.

Depending on facts and circumstances in each case, the conclusions reached may vary between contracts and legal jurisdictions.

In summary, Equinor has recognised lease liabilities based on the principles described below. In the following, the term “licence” references non-incorporated joint operations and similar arrangements.

Leases to be recognised by Equinor as the operator of a licence

Where all partners in a licence are considered to share the primary responsibility for lease payments under a contract, the related lease liability and RoU asset will be recognised net by Equinor, on the basis of Equinor’s participation interest in the licence. Such instances include contracts where all licence partners have co-signed a lease contract and situations where Equinor as the operator of the licence has been given a legally binding mandate to sign the external lease contract on behalf of the licence partners, provided that this mandate makes all licence participants primary liable for the external lease liability.

Equinor has recognised a lease liability on a gross (100%) basis when it is considered to have the primary responsibility for the full external lease payments. When a financial sublease is considered to exist between Equinor and a licence, Equinor has derecognised a portion of the RoU asset equal to the non-operator’s interests in the lease, and instead recognised a corresponding financial lease receivable. A financial sublease will typically exist where Equinor enters into a contract in its own name, where it has the primary responsibility for the external lease payments, where the leased asset is to be used on one specific licence, and where the costs and risks related to the use of this asset are carried by that specific licence.

Where Equinor reports its lease liabilities on a gross basis, due to being considered to have the primary responsibility for the external lease payment, and where the use of the leased asset on a licence is not considered a financial sublease, Equinor will recognise the related RoU asset on a gross basis. Lease payments recovered by Equinor from its licence partners based on their proportionate shares of the lease will be recognised as other revenues. Such expenses have under the previous lease accounting rules been reflected net by Equinor, on the basis of Equinor’s net participation interest in the licence. Expenses which are not included in a recognised lease obligation, such as payments for short term leases, non-lease components and variable lease payments, will continue to be reported net in Equinor’s statement of income, on the basis of Equinor’s net participation interest.

Leases to be recognised by Equinor as a non-operator of a licence

As a non-operating licence participant in an oil and gas licence, Equinor will recognise its proportionate share of a lease when Equinor is considered to share the primary responsibility for a licence committed lease liability. This includes contracts where Equinor has co-signed a lease contract and contracts for which the operator has been given a legally binding mandate to sign the external lease contract on behalf of the licence partners.

Equinor will also recognise its proportionate share when a lease contract is entered in to by the operator of a licence, and where the operator’s use of the leased asset represents a sublease from the operator to the licence. A sublease is considered to exist where the operator agrees with its licence partners that an identified asset is committed to be used solely in the operations of the specific licence for a specified period of time, and where the use of the asset is deemed to be controlled jointly by the licence partnership.

Recognition of rig sharing arrangements

As a significant operator on the NCS, Equinor might sign lease contracts on behalf of one or more individual licences which have committed to use a leased rig for specific periods of time. A rig sharing arrangement will determine where and when the rig will be used throughout the contract period. When a licence is considered a lessee in a rig sharing arrangement, the licence is considered a lessee for its respective portion of the full lease period. Accordingly, Equinor will account for these lease contracts from a licence perspective, both with regards to considering when to use the short-term exemption from IFRS 16’s requirements, and when determining the commencement of the lease.

When a rig lease is entered in Equinor’s own name, the lease liability will be recognised in Equinor’s Consolidated balance sheet on a gross (100%) basis. However, Equinor will not recognise any lease liability for periods where the rig is assigned to another party, in effect transferring both the legal and economic right to use the leased asset and the primary responsibility for lease payments under the contract to this other party.

When a leased asset is assigned to a licence for two or more non-consecutive periods within the same contract, Equinor will account for these non-consecutive periods in combination, both when considering whether to use the short-term exemption, and when determining the commencement of the lease.

Separation of lease and non-lease components

Many of Equinor’s lease contracts, such as rig and vessel leases, involve several additional services and components, including personnel cost, maintenance, drilling related activities, and other items. For a number of these contracts, the additional services represent a not inconsiderable portion of the total contract value. Where the additional services are not separately priced, the consideration paid has been allocated based on the relative stand-alone prices of the lease and non-lease components. Equinor’s previous practice for lease commitments reporting was to not distinguish fixed non-lease components within a lease contract from the actual lease components. The choice made under IFRS 16 to account for non-lease components separately for all classes of assets consequently represents a change in Equinor’s lease accounting.

Evaluating the impact of option periods on lease terms Many of Equinor’s major leases, such as leases of vessels, rigs and buildings, include options to extend the lease term. Under IFRS 16, the evaluation of whether each lease contract’s extension options are considered reasonably certain to be exercised, are made at commencement of the leases and subsequently when facts and circumstances which are under the control of Equinor require it. In Equinor’s view, the term ‘reasonably certain’ implies a probability level significantly higher than ‘probable’, and this has been reflected in Equinor’s evaluations.

Distinguishing fixed and variable lease payment elements Under IFRS 16, fixed and in-substance fixed lease payments are to be included in the commencement date computation of a lease liability, while variable payments dependent on use of the asset are not. Particularly as regards drilling rig leases, Equinor’s lease contracts include fixed rates for when the asset in question is in operation, and various alternative, lower rates (“stand-by rates”) for periods where the asset is engaged in specified activities or idle, but still under contract. In general, variability in lease payments under these contracts has its basis in different use and activity levels, and the variable elements have been determined to relate to non-lease components only. Consequently, the lease components of these contractual payments are considered fixed for the purposes of IFRS 16.

Determining the incremental borrowing rate to be used as discount factor In establishing Equinor’s lease liabilities, the incremental borrowing rates used as discount factors in discounting payments have been established based on a consistent approach reflecting the Group’s borrowing rate, the currency of the obligation, the duration of the lease term, and the credit spread for the legal entity entering into the lease contract.

Reconciliation of IFRS 16 lease liabilities to IAS 17 operating lease commitments

Under IAS 17, Equinor disclosed the following commitments related to operating leases at 31 December 2018:

	Operating leases
(in USD million)	Rigs	Vessels	Land and buildings	Storage	Other	Total

2019	998	662	143	83	113	2,001
2020	523	599	141	60	84	1,406
2021	349	534	140	41	50	1,114
2022	372	384	136	40	28	960
2023	280	316	198	25	13	832
2024-2028	75	789	544	68	50	1,527
2029-2033	-	131	223	6	17	376
Thereafter	-	-	32	-	7	39

Total future minimum lease payments	2,597	3,414	1,558	322	363	8,253

The table below presents a reconciliation between operating lease commitments at 31 December 2018 under IAS 17 Leases and the lease liability recognised under IFRS 16 Leases:

(in USD million)

Operating lease commitments (IAS 17) at 31 December 2018	8,253
Short term leases and leases expiring during 2019	(666)
Non-lease components	(1,469)
Commitments related to leases not yet commenced	(2,116)
Leases reported gross vs net	711
Effect of discounting	(485)
Finance leases (IAS 17) included in the balance sheet at 31 December 2018	432

Lease liability reported under IFRS 16 at 1 January 2019	4,660

Reference is made to the policy descriptions above for explanations of the reconciling items. Leases not yet commenced relates to situations where a contract is signed, but where Equinor has not yet obtained the right to control an underlying asset, either on its own or through a joint operation.

Extension and termination options within the lease contracts are in all material respect reported on the same basis as under IAS 17 Leases. Most leases are used in operational activities. Extension options which are considered reasonably certain to be exercised are included in the reported lease liability. These are mainly those extension options for which operational decisions have been made which make the leased assets vital to the continued relevant business activities.